Supplement to the
Fidelity® Series Broad Market Opportunities Fund (formerly Fidelity Broad Market Opportunities Fund)
November 28, 2009
Prospectus

Yun-Min Chai, John Dowd, John Harris, Benjamin Hesse, Robert Lee, Kristina Salen, Douglas Simmons, Tobias Welo, and Edward Yoon no longer serve as co-managers of the fund. Christopher Sharpe and Geoff Stein are co-managers of the fund.

BMO-10-01 April 1, 2010
1.857395.106

Supplement to the

Fidelity® Series Broad Market Opportunities Fund (formerly Fidelity Broad Market Opportunities Fund)

A Fund of Fidelity Charles Street Trust

STATEMENT OF ADDITIONAL INFORMATION

November 28, 2009

Yun-Min Chai, John Dowd, John Harris, Benjamin Hesse, Robert Lee, Kristina Salen, Douglas Simmons, Tobias Welo, and Edward Yoon no longer serve as co-managers of the fund. Christopher Sharpe and Geoff Stein are co-managers of the fund.

BMOB-10-01 April 1, 2010
1.876858.104